UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2018

Commission	Name of Registrant, State of Incorporation,	IRS Employer
File Number	Address of Principal Executive Offices and Telephone Number	Identification Number
1-9894	ALLIANT ENERGY CORPORATION	39-1380265
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608)458-3311

1-4117	INTERSTATE POWER AND LIGHT COMPANY	42-0331370
(an Iowa corporation)
Alliant Energy Tower
Cedar Rapids, Iowa 52401
Telephone (319)786-4411

0-337	WISCONSIN POWER AND LIGHT COMPANY	39-0714890
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608)458-3311

(Former name or former address, if changed since last report.)

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 18, 2018, Alliant Energy Corporation (“Alliant Energy”), acting pursuant to authorization from its Board of Directors, provided written notice to the New York Stock Exchange (“NYSE”) of its intention to voluntarily withdraw the principal listing of its common stock, $0.01 par value per share (“Common Stock”) from the NYSE and transfer the listing to The Nasdaq Stock Market LLC (“Nasdaq”). Alliant Energy expects the listing and trading of its Common Stock on the NYSE will cease at market close on Friday, December 28, 2018, and that trading of its Common Stock will commence on Nasdaq on the following business day, Monday, December 31, 2018. The Common Stock has been approved for listing on Nasdaq, where it will continue to trade under the symbol “LNT”.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 13, 2018, the Boards of Directors of Alliant Energy and Alliant Energy’s subsidiary, Wisconsin Power and Light Company, amended and restated their respective bylaws, effective immediately, to remove references to specific listing exchanges from Section 7.5 of each of the bylaws related to shares without certificates.

Item 8.01	Other Events.

Also on December 18, 2018, Alliant Energy’s subsidiary, Interstate Power and Light Company (“IPL”), acting pursuant to authorization from its Board of Directors, provided written notice to the NYSE of its intention to voluntarily withdraw the principal listing of its 5.100% Series D Cumulative Perpetual Preferred Stock, $0.01 par value per share (“Preferred Stock”), from the NYSE and transfer the listing to Nasdaq. IPL expects the listing and trading of its Preferred Stock on the NYSE will cease at market close on Friday, December 28, 2018, and that trading of its Common Stock will commence on Nasdaq on the following business day, Monday, December 31, 2018. The Preferred Stock has been approved for listing on Nasdaq, where it will trade under the symbol “IPLDP”.
A copy of the press release issued by Alliant Energy announcing the transfer of the listing of Alliant Energy’s Common Stock and IPL’s Preferred Stock from the NYSE to Nasdaq is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Alliant Energy Corporation, effective December 13, 2018
3.2	Amended and Restated Bylaws of Wisconsin Power and Light Company, effective December 13, 2018
99.1	Press Release of Alliant Energy Corporation, dated December 18, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ALLIANT ENERGY CORPORATION

Date: December 18, 2018	By:/s/ James H. Gallegos
James H. Gallegos
Senior Vice President, General Counsel & Corporate Secretary

INTERSTATE POWER AND LIGHT COMPANY

Date: December 18, 2018	By:/s/ James H. Gallegos
James H. Gallegos
Senior Vice President, General Counsel & Corporate Secretary

WISCONSIN POWER AND LIGHT COMPANY

Date: December 18, 2018	By:/s/ James H. Gallegos
James H. Gallegos
Senior Vice President, General Counsel & Corporate Secretary